Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Consolidated Statements Of Comprehensive Income Loss
Net income (loss)	$ (1,969)	$ (698)
Other comprehensive income:
Forgin currency translation adjustment gain (loss)	(1,074)	682
Comprehensive income (loss)	(3,043)	(16)
Comprehensive income (loss) attributable to the non-controlling interest	(105)	(104)
Total comprehensive income (loss)	$ (2,938)	$ 88